Exhibit 99.1

FOR IMMEDIATE RELEASE

Limelight to Acquire Yahoo’s Edgecast, Creating Global Leader in Edge Enabled Software Solutions

Combined Company to Operate as Edgio, Delivering Significantly Increased Scale and Scope with Diversified Revenue Across Products, Clients, Geographies and Channels and an Expanded Total Addressable Market of $40 Billion

Yahoo to Receive All Stock and Will Invest $30 Million Demonstrating Conviction in Combined Company’s Growth Plans; Will Own 31.9% of Pro Forma Company and Appoint Three Directors

The Strategic Spinoff Delivers Enormous Value and Opportunity for Yahoo as Edgio Scales Globally

Meaningful Run-Rate Cost Synergy Opportunities of Approximately $50 Million

Limelight to Host Conference Call Today at 8 a.m. ET / 5 a.m. PT

SCOTTSDALE, Ariz. and NEW YORK, March 7, 2022 – Limelight Networks, Inc. (Nasdaq: LLNW) (“Limelight”), a leading provider of edge enabled web applications and content delivery solutions, today announced that it has entered into a definitive agreement to acquire Yahoo’s Edgecast, Inc. (“Edgecast”), a leading provider of edge security, content delivery and video services, in an all-stock transaction. The transaction values Edgecast at approximately $300 million, or about 1x 2021 revenue. Edgecast is a business unit of Yahoo, which is owned by funds managed by affiliates of Apollo (NYSE: APO) (the “Apollo Funds”) and Verizon Communications (NYSE: VZ). Yahoo will receive approximately 72.2 million shares of Limelight common stock, subject to customary closing adjustments, and will own approximately 31.9% of the combined company at closing.

The combination will create a globally scaled, edge enabled software solutions provider with pro forma 2021 revenue of more than $500 million across cloud security and web applications, content delivery and edge video platform. In anticipation of the transaction, Limelight will rebrand as Edgio, with the combined company continuing to operate as Edgio following close. With global scale, a leading distributed edge platform and increased focus on security and connectivity, Edgio will be a leading solutions provider of choice for outcome-oriented businesses and clients looking to deliver a fast, secure and frictionless digital experience to end-users.

Compelling Strategic Rationale and Financial Benefits

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Expands Scale and Strengthens Platform to Better Deliver Blue-Chip Customer Performance, Productivity and Protection Through Edge Computing Solutions: The combined company will be a leading global, edge enabled solutions provider with a global network capacity of more than 200 Tbps and more than 300 PoPs coupled with natively integrated cloud security, edge video platform and web applications to power the next generation of customer needs. Limelight and Edgecast’s current combined, diversified customer base includes Fortune 100 clients, as well as some of the world’s leading technology companies, streaming services and most visited websites, including Amazon, Coach, Disney, First Republic Bank, HBO Max, Hulu, Yahoo, British Telecom, Verizon, Microsoft, Peacock, Sony, TikTok and Twitter.

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Accelerates Penetration of High Growth $40 Billion Total Addressable Market (TAM): The transaction is expected to accelerate Limelight’s ability to serve its total addressable market of approximately $40 billion, through expanded capabilities, portfolio targets and new opportunities across OTT video, cloud security and enterprise secure access, in addition to existing content delivery and web applications solutions.

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Diversifies Revenue Mix and Strengthens Financial Profile: On a combined basis, the two companies generated $502 million in revenue in 2021. Edgecast generated $285 million in revenue in 2021, of which approximately 97% was recurring revenue from a highly complementary customer base with little Limelight overlap and nearly half coming from high-growth, high-margin products. The combination is expected to more than double Limelight’s annual revenue, expand gross margin, increase recurring revenue growth and further diversify revenue among key clients.

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Creates Robust $100 Million Web Applications Solution with Expanded Security Capabilities: Edgecast’s multi-layered cloud security platform will significantly enhance the scale of Limelight’s web applications division with projected revenue of more than $100 million. These solutions will provide a holistic cloud platform for web apps and APIs that increase performance of digital assets, accelerate application usage, provide robust protection and enhance developer productivity and capability.

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Substantial and Immediately Accretive Cost Synergy Opportunities: The transaction price of $300 million implies an acquisition multiple of approximately 1x Edgecast’s 2021 revenue. The combined company expects annual run-rate cost synergies of $50 million including approximately $30-35 million from reduced colocation and internet peering expense, and approximately $15-20 million of operating expense savings. Based on the expected revenue and expense synergies, Limelight has established a long-term strategic target with revenue growth rate of 20-25%, gross margin of 60%+ and adjusted EBITDA margin of 15-20%.

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Adds Support from Apollo to Position for Growth: With support from the Apollo Funds, and alignment with all shareholders, the combined company will be positioned to unlock significant growth opportunities in an attractive sector and capitalize on market trends. The all-stock nature of the deal represents a strong belief by Apollo in the combined company’s go-forward strategy and future as a global leader in edge enabled software solutions.

“By uniting Limelight and Edgecast, we are building a powerful application, content and video edge enabled solutions company that delivers improved customer performance, productivity and security for the outcome buyer,” said Bob Lyons, Chief Executive Officer of Limelight. “Together we have a strong value proposition to serve the fast-growing, yet fragmented edge solutions market and our combined capabilities will accelerate our ability to capture more share of this high growth $40 billion total TAM. In six short months we have taken our TAM from $12 billion to $40 billion and with the acquisition of Edgecast, we are further accelerating and solidifying our ability to be recognized as a leader in edge software solutions for the outcome buyer.”

“At Yahoo, we are focused on driving value creation for our business and customers,” said Jim Lanzone, CEO of Yahoo. “By spinning off Edgecast to merge with Limelight, the new company will immediately become the leader in the massive and growing edge solutions market. I am confident in the value and strength of this combined company, and the growth it will drive for Yahoo, Edgio and Apollo.”

With a significant equity investment in the combined company from its existing ownership of Yahoo, the Apollo Funds are committed to supporting the growth strategy and innovative vision for the combined company. In addition, the all-stock nature of the proposed transaction reflects the Apollo Funds’ confidence in continued momentum in the edge enabled technology revolution and support of the vision for the combined company to become an edge computing leader with a scaled solutions platform, deeply experienced management team and commitment to delivering performance, connectivity and security to clients and end-users globally.

“Ever-increasing consumer demand for faster performance, enhanced security and higher-quality digital content has fundamentally changed how and where companies deliver value online to end users,” said Apollo Partner Reed Rayman, who will join the combined company’s Board of Directors. “As the market continues to rapidly evolve and expand, the combination of Limelight and Edgecast will have greater strength and scale to capitalize on these trends and better serve its clients. We believe this is a transformative transaction and are thrilled to back this management team as shareholders and board members to support Edgio in its exciting next phase.”

Transaction Details

Under the terms of the agreement, Yahoo will initially receive approximately 72.2 million shares of Limelight common stock, subject to customary closing adjustments, valuing Edgecast at approximately $300 million based on the 30-day trailing VWAP of $4.12. The purchase price also includes a $30 million investment in the combined company by Apollo and their co-investors, through their ownership of Yahoo. Yahoo can also receive up to an additional 12.7 million shares of Limelight, representing up to an additional $100 million in deal consideration, over the period ending on the third anniversary of the closing of the transaction, subject to the achievement of certain share-price targets. Upon closing of the transaction, current Limelight stockholders will own approximately 68.1% of the combined company, or approximately 64.5% under the assumption that Limelight achieves all share price targets under the conditional consideration agreement, while Yahoo will own approximately 31.9% or 35.5%, respectively.

The transaction, which has been unanimously approved by the Board of Directors of both companies, is currently expected to close in the second half of 2022, subject to receipt of regulatory approvals and the satisfaction of other customary closing conditions.

Leadership and Governance

In anticipation of the transaction, Limelight will rebrand as Edgio, with the combined company continuing to operate as Edgio following close. Mr. Lyons will continue to lead Edgio as CEO after the combination, and its Board of Directors, which will expand to nine members post-closing, will include three new members appointed by the Apollo Funds. The new Board will be more closely aligned to Edgio’s go-forward strategy and work closely with Mr. Lyons and the Edgio management team to leverage their combined skills and experience to enhance shareholder value.

Conference Call

At approximately 8 a.m. ET / 5 a.m. PT today, Limelight will host a conference call for investors. Interested parties can access the call by dialing 1 844 200 6205 from the United States or 1 929 526 1599 internationally, with access code 871570. The conference call will also be audio cast live from http://www.limelight.com and a replay will be available following the call from the Limelight website.

Advisors

Goldman Sachs & Co. LLC is serving as financial advisor to Limelight, and Goodwin Procter LLP is serving as legal counsel. Evercore and RBC Capital Markets, LLC are serving as financial advisors to Edgecast and the Apollo Funds, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal counsel.

About Limelight

Limelight Networks, Inc. (NASDAQ: LLNW) is an industry-leader in edge access and content delivery services that provides powerful tools and a customer-first approach to optimize and deliver digital experiences at the edge. We are a trusted partner to the world’s biggest brands and serve their global clients with experiences such as livestream sporting events, global movie launches, video games or file downloads for new phone apps. Limelight offers one of the largest, best-optimized private networks coupled with a global team of industry experts to provide edge services that are fast, secure and reliable. For more information, visit limelight.com, and follow us on Twitter, LinkedIn and Facebook.

About Edgecast

Edgecast is a business unit of Yahoo, Inc. designed to help companies meet the ever-growing expectations of their customers. Edgecast’s leading set of solutions across content delivery, cloud security and video streaming, combined with a team of customer-oriented domain experts, streamlines operations and improves efficiencies, so businesses can redirect their energy into creating value for their customers —not managing multiple vendors and workflows.

About Apollo

Apollo is a global, high-growth alternative asset manager. In our asset management business, we seek to provide our clients excess return at every point along the risk-reward spectrum from investment grade to private equity with a focus on three business strategies: yield, hybrid, and equity. For more than three decades, our investing expertise across our fully integrated platform has served the financial return needs of our clients and provided businesses with innovative capital solutions for growth. Through Athene, our retirement services business, we specialize in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Our patient, creative, and knowledgeable approach to investing aligns our clients, businesses we invest in, our employees, and the communities we impact, to expand opportunity and achieve positive outcomes. As of December 31, 2021, Apollo had approximately $498 billion of assets under management. To learn more, please visit www.apollo.com.

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Limelight and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Limelight in respect of the transaction. Information about Limelight’s directors and executive officers is set forth in the proxy statement for Limelight’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Contacts

Investor Relations

Sameet Sinha

(646) 337-8909

ir@llnw.com

Primary Press Contact

Joele Frank

Jon Keehner / Scott Bisang / Erik Carlson

Joele Frank, Wilkinson Brimmer Katcher

(212)355-4449

Additional Press Contacts

Limelight

Katherine Webb

kwebb@llnw.com

(919) 323-6190

Yahoo

Allison Butler

allison.butler@yahooinc.com

(202) 669-9887